                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the  Registrant |X|
Filed by a Party other than the Registrant ___
Check the appropriate box:
 __      Preliminary Proxy Statement
 __      Confidential, for Use of the Commission Only (as permitted by
         Rule 14A-6(e)(2))
 |X|     Definitive Proxy Statement
 __      Definitive Additional Materials
 __      Soliciting Material Pursuant to ss.240.14a-12

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
             (Name of Person(s) Filing Proxy Statement if other than
                                 the Registrant)

Payment of Filing Fee (Check the appropriate box)
|X|      No fee required
___      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         1)       Title  of  each  class  of  securities  to  which  transaction applies:_____________________________________________________.
         2)       Aggregate number of securities to which transaction applies: .
         3)       Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):______________________________________________
                  _____________________________________.
         4)       Proposed maximum aggregate value of transaction:_____________.
         5)       Total fee paid: _____________________________________________.

___      Fee paid previously with preliminary materials
___      Check box if any part of the fee is offset as provided by Exchange Act
         Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement  number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:______________________.
         3) Filing Party:_________________________________.
         4) Date Filed:___________________________________.

                 2101 42nd Avenue, Council Bluffs, IA 51501-8409

                                 March 14, 2008

To the Members of Southwest Iowa Renewable Energy, LLC:

     The Annual  Meeting of  Members of our  Company  will be held on April 3rd,
2008, at 1:00 p.m.  Central Daylight Time at the Mid-America  Center,  One Arena
Way, Council Bluffs, IA 51501.

     A Notice of the meeting, a Proxy and Proxy Statement containing information about matters to be acted upon are  enclosed.  In addition,  the Southwest  Iowa
Renewable  Energy,  LLC Annual  Report for the fiscal year ended  September  30,
2007, is enclosed and provides  information  regarding the financial  results of the  Company  for the year.  Holders of Series A, B and C Units are  entitled to vote at the Annual  Meeting on the basis of one vote for each Unit held,  though only the  holders  of  Series A Units may vote to elect  the  Series A  Director nominated  to be elected at the 2008  Annual  Meeting.  If you attend the Annual
Meeting  in  April,  you  retain  the right to vote in person  even  though  you previously mailed the enclosed Proxy.

     By  resolution  dated March 10,  2008,  the  Company's  Board of  Directors authorized voting on the matters described in the attached Proxy Statement to be made via the enclosed proxy card.

     It is important that your Units be  represented  at the meeting  whether or not you are  personally in  attendance,  and I urge you to review  carefully the
Proxy  Statement and sign,  date and return the enclosed  Proxy at your earliest convenience.  I look forward to meeting you and, together with our Directors and
Officers, reporting our activities and discussing the Company's business and its prospects. I hope you will be present.

                                       Very truly yours,

                                        Mark Drake
                                        President and Chief Executive Officer

                 2101 42nd Avenue, Council Bluffs, IA 51501-8409

                       NOTICE OF ANNUAL MEETING OF MEMBERS
                            TO BE HELD APRIL 3, 2008

To the Members of Southwest Iowa Renewable Energy, LLC:

     NOTICE IS HEREBY GIVEN that the Annual  Meeting of the Members of Southwest
Iowa Renewable  Energy,  LLC, an Iowa limited liability company (the "Company"), will be held on April  3rd,  2008,  at 1:00 p.m.  Central  Daylight  Time at the
Mid-America  Center,  One Arena Way, Council Bluffs, IA 51501, for the following purposes:

     1. To elect one Series A Director  to serve  until the 2012  Annual  Member
Meeting or until his successor shall be elected and qualified; and

     2. To transact such other  business as may properly come before the meeting and any adjournment thereof.

     Only  holders of Units of the Company of record at the close of business on
March 10,  2007,  will be entitled to notice of, and to vote at, the meeting and any adjournment thereof. Only holders of Series A Units will be entitled to vote for the Series A Director nominated for election at the 2008 Annual Meeting.

                                        By Order of the Board of Directors

                                        Karol King
                                        Chairman

     Your  Officers  and  Directors  desire  that  all  Members  be  present  or represented at the Annual Meeting.  Even if you plan to attend in person, please date,  sign and return  the  enclosed  proxy in the  enclosed  envelope  at your earliest  convenience  so that your  Units may be  voted.  If you do attend  the meeting  in April,  you  retain  the right to vote even  though  you  mailed the enclosed proxy.  The proxy must be signed by each  registered  holder exactly as the Unit is registered.

                 2101 42nd Avenue, Council Bluffs, IA 51501-8409

                                 PROXY STATEMENT

                          FOR ANNUAL MEETING OF MEMBERS
                            TO BE HELD APRIL 3, 2008

     This Proxy  Statement is furnished in connection  with the  solicitation by the Board of Directors of Southwest Iowa Renewable Energy,  LLC, an Iowa limited liability company (the "Company"),  of proxies to be voted at the Annual Meeting of Members to be held on April 3rd, 2008, or any adjournment  thereof (the "2008
Annual  Meeting").  The date on which this Proxy Statement and the enclosed form of proxy are first  being sent or given to Members of the Company is on or about
March 14, 2008.

                             PURPOSES OF THE MEETING

     The 2008 Annual Meeting is to be held for the purposes of:

     (1) To elect one Series A Director to serve  until the 2012  Annual  Member
Meeting or until his successor shall be elected and qualified; and

     (2) To transact such other business as may properly come before the meeting and any adjournment thereof.

     The Board of  Directors  unanimously  recommends  that the Series A Members vote FOR the election as Series A Director of the person named under ELECTION OF
SERIES A DIRECTOR.

                              VOTING AT THE MEETING

     The record date for holders of Units entitled to notice of, and to vote at, the 2008 Annual  Meeting is the close of business on March 10, 2008 (the "Record
Date").  As of the Record Date, the Company had outstanding and entitled to vote at the 2008 Annual Meeting 8,805 Series A Units, 3,334 Series B Units, and 1,000
Series C Units. Unless there is other business to be presented for action at the
2008 Annual  Meeting,  the only Units to be voted will be those held by Series A
Members.

     The presence, in person or by proxy, of the holders of at least twenty-five percent (25%) of the Units  outstanding  and entitled to vote at the 2008 Annual
Meeting is  necessary  to  constitute  a quorum.  Abstentions  and Units held by brokers,  banks, other institutions and nominees that are voted on any matter at the 2008 Annual Meeting are included in determining the presence of a quorum for the  transaction of business at the  commencement of the 2008 Annual Meeting and on those  matters for which the broker,  nominee or fiduciary  has  authority to vote.  In deciding all  questions,  a Member  shall be entitled to one vote,  in person or by proxy,  for each Unit,  regardless  of class,  held in the Member's name at the close of business on the Record Date  (though  only Series A Members may vote for the election of the Series A Director).

     To be elected a Director,  the Series A Director  nominee under  PROPOSAL 1 must receive the favorable  vote of a majority of the Series A Units entitled to vote and represented in person or by proxy at the 2008 Annual Meeting.

     Each Proxy delivered to the Company representing Series A Units, unless the
Series A Member otherwise specifies therein, will be voted:

     >>   FOR the  election  as Series A  Director  of the  person  named  under
          ELECTION OF SERIES A DIRECTOR.

         In each case where the Member has appropriately specified how the Proxy is to be voted,  it will be voted in accordance with this  specification.  As to any other  matter  or  business  which may be  brought  before  the 2008  Annual
Meeting,  a vote may be cast  pursuant to the  accompanying  Proxy in accordance with the  judgment  of the person or persons  voting the same,  but  neither the
Company's  management nor the Board of Directors  knows of any such other matter or business. Any Member has the power to revoke his proxy at any time insofar as it is then not exercised by giving notice of such revocation,  either personally at the  meeting  or in  writing,  to the  Secretary  of  the  Company  or by the execution  and  delivery to the Company of a new Proxy dated  subsequent  to the original Proxy.

                                   PROPOSAL 1
                          ELECTION OF SERIES A DIRECTOR

     One Series A Director  is to be elected  at the 2008  Annual  Meeting.  The
Series A Director  nominee  elected at the 2008 Annual  Meeting will serve until the 2012 Annual  Meeting of Members or until his successor  shall be elected and qualified.

     The persons  named in the  accompanying  form of Proxy  intend to vote such
Proxy for the  election of the  nominee  named below as Series A Director of the
Company to serve until the 2012 Annual Meeting of Members or until his successor shall be elected and  qualified,  unless  otherwise  properly  indicated on such
Proxy. If the nominee shall become unavailable for any reason, the persons named in the  accompanying  form of Proxy are  expected  to consult  with the Board of
Directors in voting the Units  represented  by them at the 2008 Annual  Meeting.
The Board of Directors  has no reason to doubt the  availability  of the nominee and no reason to believe the nominee  will be unable or  unwilling  to serve the entire term for which election is sought.

     Proxies  may not be voted for more than the one Series A  Director  nominee set forth below. To be elected a Series A Director, the nominee must receive the favorable  vote  of the  majority  of  Series  A  Units  entitled  to  vote  and represented  in person or by proxy at the 2008 Annual  Meeting.  The name of the
Series A Director nominee, along with certain information concerning him, is set forth below.

Series A Director Nominee

     The Series A Director  nominee to be elected to serve a  four-year  term is
Mr. Ted  Bauer,  aged 55.  Mr.  Bauer  holds the  following  positions  with the
Company:  Series A  Director,  Secretary  and  Treasurer.  Mr.  Bauer has been a
Director  and Officer of the Company  since  March,  2005.  His current  term as
Series A Director expires in 2008.

     Mr.  Bauer has been the  owner and  operator  of a  farming  operation  and hunting preserve near Audubon, Iowa, since 1977. He is a co-founder of Templeton
Rye  Spirits  LLC and served as a director  on its board from 2005 to 2007.  Mr.
Bauer is also a Board Member of Iowa Quality Producers Alliance (since 2003) and served as Vice President of West Central Iowa Rural Water from 2002 to 2007. Mr.
Bauer has an Ag Business degree from Iowa State  University and is a graduate of the Texas A&M TEPAP program.

     Mr. Bauer  meets  the   "independent   director"  standards  applicable  to
companies  listed on the Nasdaq Capital  Market (though the Company's  Units are not listed on any exchange or quotation  system).  Mr. Bauer does not serve as a director of any other  company  having a class of  securities  registered  under section 12 of the  Securities  Exchange Act of 1934,  as amended (the  "Exchange
Act"),  or  subject  to  section  15(d) of the 1934 Act,  nor does he serve as a director of a registered  investment company under the Investment Company Act of
1940, as amended (the  "Investment  Company Act").  Mr. Bauer's  address is 2101
42nd Avenue, Council Bluffs, Iowa 51501-8409.

     THE BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT THE SERIES A MEMBERS
VOTE FOR THE  ELECTION  OF MR.  TED BAUER AS SERIES A DIRECTOR  FOR A  FOUR-YEAR
TERM.

                                 OTHER BUSINESS

         The Board of Directors  knows of no other  business to be presented for action at the 2008 Annual Meeting. If any matters do come before the 2008 Annual
Meeting on which action can properly be taken,  it is intended  that the proxies shall vote in accordance  with the judgment of the person or persons  exercising the authority conferred by the proxy at the 2008 Annual Meeting.

                             ADDITIONAL INFORMATION

Unit Ownership

     As of December  31, 2007,  there were 8,805 Series A Units,  3,334 Series B
Units, and 1,000 Series C Units issued and outstanding. The following table sets forth  certain  information  as of December 31,  2007,  with respect to the Unit ownership  of:  (i) those  persons  or groups  (as that term is used in  Section
13(d)(3) of the Exchange Act who  beneficially own more than 5% of any Series of
Units,  (ii) each Director of the Company,  and (iii) all Officers and Directors
of the Company,  nine in number,  as a group.  Unless  otherwise  provided,  the address of those in the  following  table is 2101 42nd Avenue,  Council  Bluffs,
Iowa 51501-8409. Messrs. Drake and Bauer and Ms. Patterson serve in the capacity of executive  officers.  Except as noted below, the persons listed below possess sole voting and investment power over their respective Units.

                                                              Amount and Nature of Beneficial
 Title of Class            Name of Beneficial Owner                      Ownership                 Percent of Class

    Series A                      Ted Bauer                             36 Units(1)                     0.41%
    Series A                    Hubert Houser                           39 Units(2)                     0.44%
    Series A                      Karol King                            20 Units(3)                     0.23%
    Series A                   Brad Petersburg                            62 Units                      0.70%
    Series A                    Michael Guttau                          12 Units(4)                     0.14%
       --                         Mark Drake                                -0-                           --
       --                      Cindy Patterson                              -0-                           --
       --                        Bailey Ragan                               -0-                           --
       --                       Michael Scharf                              -0-                           --
       --                        Greg Krissek                               -0-                           --
    Series B              Bunge North America, Inc.                      3334 Units                      100%
    Series C                      ICM, Inc.                              1000 Units                      100%

    Series A        All Officers and Directors as a Group                169 Units                      1.92%

------------------------------------

(1)  These  Series A Units are owned  jointly by Mr.  Bauer and his wife,  Donna
     Bauer.
(2)  These Series A Units are owned  jointly by Mr.  Houser and his wife,  Paula
     Houser.
(3)  These  Series A Units are owned  jointly by Mr. King and his wife,  Rozanne
     King.
(4)  These Series A Units are owned jointly by Mr.  Guttau and his wife,  Judith
     Guttau.

Certain Relationships and Related Transactions, and Director Independence

     Our founders and original directors acted as our promoters and provided our seed capital in our offering  commencing in October 2005, in which we issued 285
Units at  $2,000  per Unit,  resulting  in gross  proceeds  of  $570,000.  Those promoters  include David Denne,  Don Harris,  McGraw  Brothers  Farm, Ted Bauer,
Billie Wilson,  Hubert and Paula Houser,  Jim Anderson,  Bill and Karen Johnson,
Marvin and Roberta Reents, Doug Beckman,  Craig Becker,  Brent Bierbaum,  Harold
Hoffman, Joseph, Hoye, Liljedahl Farms, David Rydberg, Scotch Hills, Inc., Randy
and Jill Euken, and Greg Zellmer.

         Bunge North America, Inc.

     On  October  13,  2006,  in   consideration  of  its  agreement  to  invest
$20,004,000 in the Company, Bunge North America, Inc., a New York corporation
("Bunge"), purchased the only Series B Units of the Company under an arrangement whereby the Company  would (i) enter into various  agreements  with Bunge or its affiliates  discussed below for management,  marketing and other services to the
Company,  and (ii) have the right to elect a number of Series B Directors  which are proportionate to the number of Series B Units owned by Bunge, as compared to all

Units.  Bunge elected  Bailey Ragan and Michael Scharf as the Series B Directors
on  November  1,  2006.  Under the  Company's  Amended  and  Restated  Operating
Agreement dated as of March 7, 2008 (the "Operating Agreement"), the Company may
not, without Bunge's approval (i) issue additional  Series B Units,  (ii) create any  additional  Series of Units with rights  which are superior to the Series B
Units,  (iii) modify the Operating  Agreement to adversely  impact the rights of
Series B Unit  holders,  (iv)  change  the  Company's  status  from one which is managed  by  managers,  or change  back to manager  management  in the event the status is changed to member  management,  (v)  repurchase or redeem any Series B
Units, (vi) cause the Company to take any action which would cause a bankruptcy, or (vii) approve a transfer of Units  allowing the  transferee to hold more than
17% of the Company's  Units or to a transferee  which is a direct  competitor of
Bunge.

     Additionally,  Bunge has caused  its bank to issue a letter of credit  (the
"Bunge  LC") in an amount  equal to 76% of the amount  borrowed  by the  Company under a bridge loan in the maximum  principal amount of $36,000,000 (the "Bridge
Loan") from Commerce  Bank,  N.A.  (the "Bridge  Lender") in favor of the Bridge
Lender as security  for the Bridge  Loan.  The Bunge LC will expire on March 16,
2009,  and the Bridge  Lender will only draw  against the Bunge LC to the extent that we default  under the Bridge  Loan or if we have not repaid the Bridge Loan in full by March 1, 2009. In the event the Bridge Lender draws against the Bunge
LC,  the  amounts  drawn  will be in  proportion  to  Bunge's  ownership  of the
Company's Units which are not Series  A--currently 76%. As part of the foregoing arrangement  with  Bunge,  the  Company  entered  into a Series E Unit  Purchase
Agreement  on March 7, 2008 (the  "Series E  Agreement"),  pursuant to which the
Company has agreed (i) to pay Bunge a fee for the issuance of the Bunge LC equal to 6% per annum of the undrawn face amount of the Bunge LC and (ii) to reimburse
Bunge  with  Series E Units in the event  that the Bunge LC is drawn  upon or if
Bunge makes any payment to the Bridge  Lender that  reduces  amounts owed by the
Company  under the Bridge  Loan  (each,  a "Bridge  Loan  Payment"),  as further described below.

     Under the Series E  Agreement,  if Bunge makes a Bridge Loan  Payment,  the
Company  will  immediately  issue  Series E Units to Bunge based on a Unit price that is equal to the lesser of $3,000 or one half  (1/2) of the lowest  purchase price paid by any party for a Unit who  acquired  (or who has  entered  into any agreement,  instrument or document to acquire) such Unit as part of any offering of Units after the date of the Series E  Agreement  but prior to the date of any
Bridge Loan Payment made by Bunge. The Series E Agreement  further provides that
Bunge will have the right to purchase  its pro rata share of any Units issued by the Company at any time after the date of the Series E Agreement.

     To the extent that the Company  issues Series E Units to Bunge  pursuant to the Series E Agreement,  the  Company's  Operating  Agreement  provides (i) that
Bunge,  as a Series E Member,  is entitled to elect one additional  director (to the extent that Bunge owns  between  21% and 29% of the total  Units  issued and outstanding) two additional directors (to the extent that Bunge owns between 30%
and 39% of the total Units issued and outstanding) or three additional directors
(to the  extent  that  Bunge  owns 40% or more of the  total  Units  issued  and outstanding);  and (ii) that the Company may not,  without Bunge's  approval (a)
issue additional  Series E Units, (b) create any additional Series of Units with rights  which are  superior  to the Series E Units,  (c)  modify  the  Operating
Agreement to adversely  impact the rights of Series E Unit  holders,  (d) change the Company's  status from one which is managed by managers,  (e)  repurchase or redeem any Series E Units,  (f) cause the Company to take any action which would cause a bankruptcy,  or (g) approve a transfer of Units  allowing the transferee to hold  more  than 15% of the  Company's  Units or to a  transferee  which is a direct competitor of Bunge.

     The Company and Bunge entered into a Distiller's  Grain Purchase  Agreement on October 13, 2006 (the "DG Agreement").  The DG Agreement  provides that Bunge will  purchase  all of the  Distillers  Grains  produced by us over a term of 10 years,  beginning when the Company  commences  production of Distillers  Grains, with automatic renewals for three-year terms unless a party provides six months'
notice. Bunge will pay the Company for the Distillers Grains, but retain amounts for transportation costs, rail lease charges and marketing fees. The Company has agreed to pay a minimum annual marketing fee to Bunge in the amount of $150,000.
After the third year of the DG Agreement,  the parties may make  adjustments  to the prices.

     The  Company  and Bunge  entered  into an  Agreement  on October  13,  2006 respecting  the use of  Bunge's  grain  elevator  in Council  Bluffs,  Iowa (the
"Elevator  Agreement").  The Elevator  Agreement does not require the payment by the  Company of any moneys and  otherwise  did not  involve  the  payment of any consideration by either party;  rather,  it imposes  restrictions on the use and possible  disposition by Bunge of its grain elevator  located in Council

Bluffs,  Iowa,  including a right of first refusal in favor of the Company.  The parties entered into the Elevator Agreement as part of their overall arrangement under which Bunge initially agreed to invest in the Company.

     The  Company  and a company in which  Bunge  holds a  membership  interest,
AGRI-Bunge,  LLC,  entered into the Agency  Agreement on October 13, 2006. Under the Agency Agreement,  we agreed to pay an agency fee to A-B for corn delivered, subject to an annual minimum fee of $225,000, for A-B's service of procuring all grain  requirements  for our plant.  The Agency  Agreement will commence when we first require corn, presently projected to be in the fourth quarter of 2008, and will then continue for 10 years with  automatic  renewals for three year periods unless  a  party  provides  notice  to  not  renew  within  six  months  of  the then-current  term.  After  three  years  from the  commencement  of the  Agency
Agreement, the annual minimum payment may be adjusted.

     The  Company  and a company in which  Bunge  holds a  membership  interest,
AGRI-Bunge,  LLC ("A-B"),  entered into a Grain  Feedstock  Agency  Agreement on
October 13,  2006 (the  "Agency  Agreement").  Under the Agency  Agreement,  the
Company  agreed to pay an agency  fee to A-B for corn  delivered,  subject to an annual  minimum  fee of  $225,000,  for A-B's  service  of  procuring  all grain requirements  for the Company's  plant.  The Agency Agreement will commence when the Company first requires corn, presently projected to be in the fourth quarter of 2008, and will then continue for 10 years with  automatic  renewals for three year periods  unless a party  provides  notice to not renew within six months of the  then-current  term.  After three years from the  commencement of the Agency
Agreement, the annual minimum payment may be adjusted.

     On June 25, 2007, we entered into a Railcar  Sublease  Agreement  ("Railcar
Agreement")  with Bunge for the  sub-lease of 320 ethanol cars and 300 DDGS cars which will be used in the delivery and marketing of ethanol and DDGS. We will be responsible for all maintenance and mileage charges as well as the monthly lease expense and certain railcar modification expenses.  Under the Railcar Agreement, we will lease railcars for terms lasting 120 months and continuing on a month to month basis thereafter. The Railcar Agreement will terminate upon the expiration of all railcar leases.

         ICM, Inc.

     In consideration of its agreement to invest $6,000,000 in the Company, ICM,
Inc.,  a Kansas  corporation  ("ICM"),  became  the sole  Series C Member of the
Company.  As part of ICM's agreement to invest in the Company's  Series C Units, the  Company's  Operating  Agreement  provides  that it will not,  without ICM's approval (i) issue additional  Series C Units, (ii) create any additional Series of Units with rights  senior to the Series C Units,  (iii) modify the  Operating
Agreement  to  adversely  impact  the rights of Series C Unit  holders,  or (iv)
repurchase or redeem any Series C Units. Additionally, ICM, as the sole Series C
Unit owner, is afforded the right to elect one Series C Director to the Board so long as ICM remains a Series C Member.  Greg Krissek was elected as the Series C
Director by ICM on November 1, 2006.

     Additionally,  ICM has  caused  its bank to issue a letter  of credit in an amount equal to 24% of the amount borrowed under the Bridge Loan in favor of the
Bridge  Lender as security  for the Bridge Loan (the "ICM LC").  The ICM LC will expire on March 16, 2009,  and the Bridge  Lender will only draw against the ICM
LC to the extent that we default  under the Bridge Loan or if we have not repaid the Bridge Loan in full by March 1, 2009.  In the event the Bridge  Lender draws against the ICM LC, the amounts drawn will be in  proportion to ICM's  ownership of the  Company's  Units which are not Series  A--currently  24%. As part of the foregoing  arrangement  with  ICM,  the  Company  entered  into a  Series C Unit
Issuance  Agreement  on March 7, 2008 (the  "Series C  Agreement"),  pursuant to which we have  agreed (i) to pay ICM a fee for the  issuance of the ICM LC equal to 6% per annum of the undrawn  face amount of the ICM LC and (ii) to  reimburse
Bunge with additional  Series C Units to the extent that ICM makes a Bridge Loan
Payment, as further described below.

     Under the  Series C  Agreement,  if ICM makes a Bridge  Loan  Payment,  the
Company will immediately  issue Series C Units to ICM based on a Unit price that is equal to the lesser of $3,000 or one half (1/2) of the lowest  purchase price paid  by any  party  for a Unit  who  acquired  (or  who has  entered  into  any agreement,  instrument or document to acquire) such Unit as part of any offering of Units after the date of the Series C  Agreement  but prior to the date of any
Bridge Loan Payment made by ICM. The Series C Agreement  further  provides  that
ICM will have the right to  purchase  its pro rata share of any Units  issued by the Company at any time after the date of the Series C Agreement.

     On September 25, 2006, the Company  entered into a  Design-Build  Agreement
(the "ICM  Agreement")  with ICM,  under which ICM has contracted to construct a
110 million gallon per year dry mill ethanol plant. The ICM Contract  contains a lump-sum price of $118,000,000. Under the ICM Contract, the Company was required to  make  a  down  payment  of 10% of the  original  contract  price,  of  which
$2,000,000  was paid at the  delivery  of the  parties'  letter  of  intent,  an additional  $2,000,000  was paid in November 2006 when the Company broke escrow, and the remaining $7,800,000 was paid when the Company delivered to ICM a notice to proceed on January 23, 2007.

     Rural Development Associates

     Brad Petersburg, who served as a Series A Director from November 2005 until
March 2007, is a principal of Rural Development  Associates ("RDA"). The Company
entered  into a verbal  agreement  with RDA on  September  19,  2005,  which was executed  on  October  11,  2005 (the  "2005 RDA  Agreement"),  under  which RDA provided  project  development  services  to the  Company  for a monthly  fee of
$10,000,  plus actual  travel and other  approved  expenses.  Additionally,  the
Company agreed to pay RDA up to $1,600,000  upon completion of debt financing to partially  finance a 110 million gallon per year plant.  One half of this amount was to be made in cash with the other half to be made  through  the  issuance of
Series A Units  based  upon  the  price  the  Series  A Units  were  sold in the
Company's third round of equity  financing,  which was $6,000 per Unit. In July,
2006,  the  Company  and RDA  entered  into a second  agreement  (the  "2006 RDA
Agreement;" and, together with the 2005 RDA Agreement,  the "RDA Agreements") to explore the  feasibility  and  viability  of  expanding  the  Company's  ethanol facility to a 220 million gallon  facility.  In September  2006, the Company and
RDA agreed to suspend the 2006 RDA Agreement and to continue  under the 2005 RDA
Agreement to develop the project on a month-to-month  basis,  which  arrangement continued  until the 2005 RDA Agreement was  terminated in May,  2007. On May 3,
2006,  in lieu of the payment to RDA under the 2005 RDA  Agreement  and at RDA's request,  the  Company  issued 45 Series A Units each to RDA's  principals  (Ron
Saak, Brad Petersburg and Steve Baker) directly in satisfaction of the Company's equity issuance  obligations under the 2005 RDA Agreement.  As of the end of the
Company's fiscal year 2006, the Company had incurred  expenses of $132,545 under the RDA  Agreements.  In its fiscal year ended  September 30, 2007 ("Fiscal Year
2007"),  the Company  paid RDA  $1,669,947,  which  includes the issuance of 135
Series A Units for  $810,000,  as part of the success fee payable under the 2005
RDA Agreement.

     The Company does not presently  have any policies  finalized and adopted by the Board governing the review or approval of related party transactions.

Directors

     The chart below lists the  Directors  whose terms  continue  after the 2008
Annual  Meeting  and who are not  standing  for  re-election  at the 2008 Annual
Meeting.  The  Directors  listed below under  "Independent  Directors"  meet the
"independent  director"  standards  applicable to companies listed on the Nasdaq
Capital  Market  (though the  Company's  Units are not listed on any exchange or
quotation   system)   ("Independent   Directors").   Contrariwise,   "Interested
Directors"  are those  listed below who do not meet the  "independent  director"
standards  applicable to companies  listed on the Nasdaq  Capital Market (though the  Company's  Units are not listed on any exchange or quotation  system).  The address for all Directors is 2101 42nd Avenue,  Council Bluffs, Iowa 51501-8409.
With the  exception  of Mr.  Scharf,  who  serves on the Board of  Directors  of
Patriot Coal Corporation,  none of the Directors listed below have served on the board of directors of any other company having a class of securities  registered under Section 12 of the Exchange Act or subject to the  requirements  of Section
15(d) of the Exchange Act, nor have any of our Directors  served as directors of an investment  company  registered  under the Investment  Company Act. Under the
Company's Operating Agreement,  the Series A Directors' terms are staggered such that one Director will be up for election every year.

     Independent Directors

                                        Term of
      Name                            Office and
    and Age       Position(s) Held     Length of       Principal Occupation(s)
                  with the Company    Time Served        During Past 5 Years

Hubert Houser,    Series A Director  Term expires   Lifetime  owner of farm and
65                                   2010,          cow-calf  operation located
                                     Director       near  Carson,   Iowa.   Mr.
                                     since 2005     Houser  has  served  in the
                                                    Iowa   Legislature    since
                                                    1993, first in the House of
                                                    Representatives         and
                                                    currently  in  the  Senate.
                                                    Mr.  Houser  also served on
                                                    the  Pottawattamie   County
                                                    Board of  Supervisors  from
                                                    1979 to 1992,  director  of
                                                    the  Riverbend   Industrial
                                                    Park,  and was a founder of
                                                    the      Iowa       Western
                                                    Development Association and
                                                    Golden Hills RC&D.

Michael K.        Series A Director  Term expires   Vice Chairman (since 2004),
Guttau, 61                           2011,          Chairman,  Audit  Committee
                                     Director       (2004 - 2006) and Chairman,
                                     since 2007     Risk  Management  Committee
                                                    (since 2007),  Federal Home
                                                    Loan  Bank  of  Des  Moines
                                                    since     1972,     various
                                                    positions    with   Treynor
                                                    State    Bank,    currently
                                                    President, CEO and Chairman
                                                    of        the        Board;
                                                    Superintendent  of Banking,
                                                    Iowa  Division  of Banking,
                                                    1995 - 1999; Director, Iowa
                                                    Bankers  Association,  Iowa
                                                    Bankers            Mortgage
                                                    Corporation,  Iowa  Student
                                                    Loan Liquidity Corp.,  Iowa
                                                    Business        Development
                                                    Finance Corp. and Iowa Seed
                                                    Capital  Liquidation Corp.;
                                                    President,  Southwest  Iowa
                                                    Bank         Administration
                                                    Institute.    Mr.    Guttau
                                                    received  his  B.S.,   Farm
                                                    Operation,  from Iowa State
                                                    University  in  1969,   and
                                                    completed   numerous   U.S.
                                                    military education programs
                                                    in 1969, 1970 and 1978.

Karol King, 61    Series A           Term expires   Corn  and  soybean   farmer
                  Director and       2009,          near Mondamin,  Iowa, since
                  Chairman           Director       1967; President,  King Agri
                                     since          Sales,  Inc.  (marketer  of
                                     November,      chemicals,  fertilizer  and
                                     2006           equipment)    since   1995;
                                                    President,    Kelly    Lane
                                                    Trucking,  LLC, since 2007.
                                                    Mr.  King   attended   Iowa
                                                    State  University  and  has
                                                    served   on  the   Harrison
                                                    County Farm  Bureau  Board,
                                                    the   Iowa   Corn   Growers
                                                    Board,    the   Iowa   Corn
                                                    Promotion   Board,  the  US
                                                    Feed Grains  Council Board,
                                                    the    National     Gasohol
                                                    Commission,     and     the
                                                    National    Corn    Growers
                                                    Association Board.

     Interested Directors

     Name          Position(s)     Term of Office+
    and Age       Held with the     and Length of      Principal Occupation(s)
                     Company         Time Served         During Past 5 Years

Bailey Ragan,    Series B          Since November    Various    positions   with
52++              Director          1, 2006          Bunge North  America,  Inc.
                                                     for  more  than  25  years,
                                                     currently   Vice  President
                                                     and General Manager,  Bunge
                                                     Grain.

Michael          Series B          Since November    Senior Vice  President  and
Scharf, 60++      Director          1, 2006          CFO,  Bunge North  America,
                                                     Inc., since 1989.

     Name          Position(s)     Term of Office+
    and Age       Held with the     and Length of      Principal Occupation(s)
                     Company         Time Served         During Past 5 Years

Greg Krissek,    Series C          Since November    Director  of   Governmental
44++              Director          1, 2006          Affairs,  ICM, Inc.,  since
                                                     2006; Director of Marketing
                                                     and  Governmental  Affairs,
                                                     United  Bio  Energy,   from
                                                     2003  to  2006;   Chairman,
                                                     National   Ethanol  Vehicle
                                                     Coalition,    since   2007;
                                                     Secretary-Treasurer  of the
                                                     Board,   Ethanol  Promotion
                                                     and   Information   Council
                                                     since    2004;    director,
                                                     Kansas    Association    of
                                                     Ethanol   Processors  since
                                                     2004;     Kansas     Energy
                                                     Council,  since  2004 prior
                                                     Director   of   Operations,
                                                     Kansas   Corn   Commission;
                                                     Assistant Secretary, Kansas
                                                     Department of  Agriculture,
                                                     1997 to 2000.  Mr.  Krissek
                                                     represents   ICM   on   the
                                                     boards of eight  additional
                                                     private ethanol  companies.
                                                     Mr.  Krissek  received  his
                                                     B.A.  in   Economics   from
                                                     Rockhurst   University   in
                                                     Kansas  City and his  Juris
                                                     Doctor  and  MBA  from  the
                                                     University of Denver.

+ The Interested  Directors'  terms do not have a specified  number of years, as these Directors are nominated by the Series B Member and the Series C Member, as discussed further above under "Certain  Relationships and Related  Transactions, and Director  Independence."
++ The  information  provided  above under  "Certain  Relationships  and Related
Transactions,  and Director  Independence,"  respecting  the election of Messrs.
Ragan, Scharf and Krissek as Directors, is incorporated herein by reference.

Executive Officers of the Company

     The table below lists all of the Company's executive officers.  The address for all of the  Company's  officers is 2101 42nd Avenue,  Council  Bluffs,  Iowa
51501-8409.  There are no  arrangements  or  understandings  between  any of the
Company's  officers  and any  other  persons  pursuant  to  which  he or she was selected as an officer.  None of the  Officers  listed  below have served on the board of directors of any other company having a class of securities  registered under Section 12 of the Exchange Act or subject to the  requirements  of Section
15(d) of the Exchange  Act, nor have any of our Officers  served as directors of an investment company registered under the Investment Company Act.

                                        Term of
                                      Office and
      Name        Position(s) Held     Length of       Business Background
    And Age       with the Company    Time Served      During Past 5 Years

Mark Drake, 48    President and      Since          Global Sales and  Marketing
                  Chief Executive    January, 2007  Manager -  Ethanol,  Phibro
                  Officer                           Animal  Health  Corporation
                                                    (global   manufacturer   of
                                                    antimicrobials) from 2004 -
                                                    2006;   Corporate   Account
                                                    Manager,   Novozymes  North
                                                    America   (global   biotech
                                                    manufacturer   of  food  an
                                                    industrial   enzymes)  from
                                                    2002    -2004;    Marketing
                                                    Manager,    Chief   Ethanol
                                                    Fuels,   Inc.  (fuel  grade
                                                    ethanol  manufacturer) from
                                                    2001  -  2002.   Mr.  Drake
                                                    received  his  Associate of
                                                    Science,  Chemistry  degree
                                                    from  the  College  of Lake
                                                    County.

Cindy             Chief Financial    Since July,    Controller, Golden Triangle
Patterson, 48     Officer            2007           Energy,   L.L.C.   (ethanol
                                                    producer) from 2000 - 2007;
                                                    auditor,  Profit Management
                                                    Consultants,  1995 -  1999;
                                                    staff accountant,  Mitchell
                                                    Williams,  1994 - 1995. Ms.
                                                    Patterson  received her BBA
                                                    degree from the  University
                                                    of    Georgia,    a    Post
                                                    Baccalaureate in Accounting
                                                    from    Southern    Indiana
                                                    University  and  an  MBA in
                                                    Management from Golden Gate
                                                    University.

                                        Term of
                                      Office and
      Name        Position(s) Held     Length of       Business Background
    And Age       with the Company    Time Served      During Past 5 Years

Ted Bauer,  55  Series  A       Term  expires       Director,   Secretary   and
                Director,       2008,               Treasurer  of  the  Company
                Secretary       Director and        from March 2005;  Owner and
                and             Officer since       operator   of   a   farming
                Treasurer       March 2005          operation    and    hunting
                                                    preserve    near   Audubon,
                                                    Iowa,      since      1977;
                                                    Co-Founder,  and from  2005
                                                    to     2007,      Director,
                                                    Templeton  Rye Spirits LLC;
                                                    Director,    Iowa   Quality
                                                    Producers  Alliance,  since
                                                    2003; Vice President,  West
                                                    Central  Iowa Rural  Water,
                                                    from  2002  to  2007.   Mr.
                                                    Bauer  has  an Ag  Business
                                                    degree   from  Iowa   State
                                                    University    and    is   a
                                                    graduate  of the  Texas A&M
                                                    TEPAP program.

Compensation of Directors and Executive Officers

Compensation of Directors

     The Company does not provide its Directors with any equity or equity option
awards,  nor  any  non-equity  incentive  payments  or  deferred   compensation.
Similarly,   the  Company  does  not  provide  its  Directors   with  any  other
perquisites,  "gross-ups,"  defined  contribution  plans,  consulting fees, life insurance  premium  payments  or  otherwise.  Following  recommendation  by  the
Corporate Governance/Compensation Committee and subsequent approval by the Board on March  16,  2007,  the  Company  pays its  Directors  the  following  amounts
(collectively,  the "Compensation Policy"): (i) each Director receives an annual retainer  of  $12,000,  (ii) each  Director  receives  $1,000 per Board  meeting attended  (whether in person or telephonic),  and (iii) once the Company's plant is  operational,  each Director will receive  $3,000 per Board meeting  attended
(whether in person or telephonic),  provided that the foregoing amounts in (i) -
(iii) shall not exceed $24,000 per Director in any calendar year.  Additionally, the  following  amounts are paid to Directors for  specified  services:  (i) the
Chairman  of the Board is paid $7,500 per year,  (ii) the  Chairman of the Audit
Committee and Audit Committee  Financial  Expert is paid $5,000 per year,  (iii)
the  Chairmen of all other  Committees  are paid  $2,500 per year,  and (iv) the
Secretary of the Board is paid $2,500 per year.

Independent Directors

     The following table lists the  compensation the Company paid in Fiscal Year
2007 to its Independent Directors.

                     Fees Earned or Paid                           Equity or Non-Equity
          Name             in Cash         All Other Compensation       incentives         Total

Ted Bauer                  $24,708                   $0                     $0            $24,708
Hubert Houser              $23,250                   $0                     $0            $23,250
Karol King                 $28,875                   $0                     $0            $28,875
Michael Guttau             $16,917                   $0                     $0            $16,917

                                       10

Interested Directors

     The following table lists the  compensation the Company paid in Fiscal Year
2007 to its Interested Directors:

                       Fees Earned or Paid                           Equity or Non-Equity
          Name               in Cash         All Other Compensation       incentives          Total

Bailey Ragan+                $24,292                   $0                     $0             $24,292
Michael M. Scharf+           $22,292                   $0                     $0             $22,292
Greg Krissek                 $21,000                   $0                     $0             $21,000
Brad Petersburg++               $0                      $0                     $0               $0

+ The  Directors  fees payable to Messrs.  Ragan and Scharf are paid directly to
Bunge at such Directors'  request,  and Messrs.  Ragan and Scharf do not receive any  compensation  from the  Company  for their  service  as  Directors.
++ Mr. Petersburg's term as Director concluded in March, 2007.

Compensation of Executive Officers

     The Company does not currently provide any Unit options,  Unit appreciation rights,  non-equity  incentive  plans,  non-qualified  deferred  compensation or pension  benefits  to  its  executive  officers.  The  Governance  Committee  is responsible for designing,  reviewing and overseeing the  administration  of the
Company's  executive  compensation  program.  As a  development  stage  company, certain  elements of the Company's  executive  compensation  system have not yet been established.  Pursuant to the Corporate  Governance/Compensation  Committee
Charter    (the    "Compensation    Committee    Charter"),     the    Corporate
Governance/Compensation  Committee approved the compensation terms for Mr. Drake and Ms. Patterson when they were hired in 2007.

     The  compensation  of the  Company's  two senior  executives is designed to achieve the following  objectives:  (i) support the Company's  business goals of completing construction of its ethanol facility and commencing operations;  (ii)
align the interests of executive officers and the Company's Unit holders;  (iii)
attract,  retain and motivate high caliber executive officers;  and (iv) pay for performance  by  linking a  significant  amount  of  executive  compensation  to individual contribution to selected metrics of our business plan.

     As described below, in addition to cash  compensation,  the Company intends to develop an  equity-based  compensation  opportunity  for its key  executives.
While the equity  compensation plan has not yet been developed,  certain aspects of the equity compensation program are outlined in the Company's agreements with the two  executives.  The Company intends to provide our executives with a level of benefits that is competitive with benefits of similar executive  positions in the  Company's  geographic  region for the biofuels and  agribusiness  sector in which the Company competes.  To this end, the Committee  anticipates  developing the following  compensation  plans for our executives:  annual cash  incentives, long-term equity-based incentives and retirement and welfare benefits.

     The  following  discusses  the main  elements  of  compensation  under  our agreements with our two senior officers.

     o Base Salary: A portion of annual cash compensation is paid as base salary to provide a level of security and stability. Mr. Drake is paid $150,000 in base salary  under his  employment  agreement,  and Ms.  Patterson  is paid
     $90,000 in base salary under her employment  agreement.  Base salaries will be reviewed on an annual basis.

     o Annual Cash Incentive:  The Company expects that a significant portion of the  annual  cash  compensation  paid  to the  executive  officers  will be directly  related to the  achievement of individual  performance  goals and contributions.  Awards  would first be available  for 2008,  payable in the following year. The Corporate Governance/Compensation Committee has not yet
     established the incentive  criteria  generally or the specific  details for the Company's two current executive officers.  For the Company's CEO, it is anticipated  that the minimum target for cash incentive  compensation is 25 percent of annual salary.

     o  Long-Term  Incentive  Compensation:  The  Company  intends  to develop a long-term incentive  compensation program for its senior executives,  which will include an equity component.

                                       11

     o Retirement and Welfare  Benefits:  The Company  anticipates  that it will implement a 401(k) Plan, a tax qualified  retirement  plan, but has not yet done so. The Company has  implemented  a basic  benefits  plan for all full time employees,  including medical,  dental,  life insurance and disability coverage.

     o Relocation and other Benefits:  Mr. Drake received a relocation allowance of $30,000,  which was intended to defray costs  associated  with moving to
     Council Bluffs and transition  expenses.  Ms.  Patterson will be reimbursed for moving expenses,  up to a maximum of $5,000 and also received a $25,000 signing bonus. Mr. Drake is provided with the use of a company vehicle.

     o Severance  and  Change-in-Control  Benefits:  Mr.  Drake  is  entitled to receive  six-months  of base  salary  and  target  bonus  in  circumstances including a change of control of the Company.

Summary Compensation Table

         The following table provides all compensation paid to the Company's CEO and CFO in Fiscal Year 2007. None of the Company's  officers received any bonus, stock or option awards, non-equity incentive plan compensation,  or nonqualified deferred compensation in Fiscal Year 2007.

                                                                   Non-Equity
                                                                   Incentive     Nonqualified
Name and                                        Stock   Option        Plan         Deferred      All Other
Principal        Fiscal                Bonus    Awards  Awards    Compensation   Compensation   Compensation  Total
Position          Year    Salary ($)     ($)     ($)      ($)         ($)        Earnings ($)       ($)        ($)

Mark Drake,
President and
CEO               2007     $150,000      $0       $0      $0           $0             $0         $37,080+    $187,080

Cindy
Patterson, CFO    2007      $90,000      $0       $0      $0           $0             $0         $25,000++    $115,000

+ This amount constitutes  reimbursements for the officer's  relocation expenses in the amount of $30,000 and the cost of providing the officer with a vehicle in the approximate amount of $7,080 for fiscal year 2007.
++ This amount is a signing bonus for the officer.

Board Meetings and Committees

     During Fiscal Year 2007,  30 meetings of the Board of Directors  were held.
In  addition,  8 meetings of the Audit  Committee,  4 meetings of the  Corporate
Governance/Compensation  Committee and one meeting of the  Nominating  Committee were  held.  Each  incumbent  Director  attended  at least 75% of the  aggregate meetings of the Board of Directors  and the meetings  held by the  committees of the Board of Directors on which each  Director  served  during Fiscal Year 2007, except for Mr. Scharf who attended 73% of these meetings.

     The  Company  strongly  encourages  its  Directors  to  attend  all  annual meetings,  and all Directors,  other than Messrs. Scharf and Ragan, attended the
Company's 2007 Annual Meeting of Members.

Audit Committee

     The  Company  has  a   separately-designated   standing   Audit   Committee
established  in accordance  with Section  3(a)(58)(A) of the Exchange Act, which operates under a written charter (the "Audit  Committee  Charter") and currently consists of Michael Guttau (Chair), Ted Bauer and Karol King. All of the members of the Audit Committee meet the "independent  director" standards  applicable to companies  listed on the Nasdaq Capital  Market (though the Company's  Units are not listed on any exchange or  quotation  system).  The Board of  Directors  has determined that Michael Guttau is an "audit committee  financial expert" as that term is defined in Item 401(h) of Regulation  S-K under the Exchange Act.  Among other  things,  the  Audit  Committee  has  the  authority  for  appointing  and supervising the Company's  independent  registered public accounting firm and is primarily  responsible  for  approving  the services  performed by the Company's independent  registered  public accounting firm and for reviewing and evaluating the Company's accounting  principles and system of internal accounting controls.
A copy of the Audit Committee  charter is available on the Company's  website at
www.sireethanol.com.

                                       12

Nominating Committee

     The Nominating  Committee operates under a written charter (the "Nominating
Committee   Charter"),   which   is   available   on  the   Company's   website,
www.sireethanol.com.   The  Nominating   Committee  Charter  provides  that  the
Nominating Committee will identify individuals qualified to become Board members for  election by holders of the  Company's  Series A units,  to recommend to the
Board persons to fill Board vacancies or to stand for election by members and to recommend to the Board nominees for each Board committee,  including a financial expert to serve on the Company's  Audit  Committee.  Presently,  the  Nominating
Committee's  membership consists of Ted Bauer, Hubert Houser and Karol King, all of whom meet the "independent director" standards applicable to companies listed on the Nasdaq Capital  Market (though the Company's  Units are not listed on any exchange or quotation system).

     The  Nominating  Committee  believes  that having  directors  with relevant experience  in business  and  industry,  government,  finance and other areas is beneficial to the Board as a whole.  Directors with such backgrounds can provide a useful  perspective on  significant  risks and  competitive  advantages and an understanding  of the challenges  the Company faces.  With respect to nominating existing  directors,  the  Nominating  Committee  reviews  relevant  information available to it,  including the latest Board  evaluations  for such persons,  if any, and assess their continued  ability and willingness to serve as a director.
The Nominating  Committee will also assess such persons'  contributions in light of the mix of skills and experience the Committee has deemed appropriate for the
Board. With respect to nominations of new directors,  the Committee will conduct a thorough search to identify candidates based upon criteria the Committee deems appropriate  and  considering  the mix of skills  and  experience  necessary  to complement  existing  Board  members.  The Committee  will then review  selected candidates and make a recommendation  to the Board. The Committee may seek input from other Board members or senior management in identifying candidates.

     The Nominating  Committee  Charter  provides that the Nominating  Committee will consider  director  candidates  recommended by Unit holders the same way it evaluates other individuals for nomination as a new director, provided that must be made in accordance with the Company's  Operating Agreement and other policies to be considered.  Under the Company's Operating Agreement, Members may nominate persons for election as  Directors  of the same Series.  In the case of Series A
Directors,  Series A Members must notify the Secretary of the Company in writing not less than 120 days  prior to the one year  anniversary  of the date on which the  Company  first  mailed  its proxy  materials  for the prior  year's  annual meeting.

Corporate Governance / Compensation Committee

     The  Corporate   Governance/Compensation   Committee   operates  under  the
Compensation  Committee  Charter,  which is available on the Company's  website,
www.sireethanol.com.  The  Compensation  Committee  Charter  provides  that  the
Corporate Governance/Compensation Committee will annually review and approve the
Company's  compensation  program for its Directors,  officers and managers.  The
Compensation   Committee   Charter   does  not   exclude   from  the   Corporate
Governance/Compensation  Committee's  membership  Directors  who  also  serve as
officers  or  Interested  Directors.   Presently,   the  Governance  Committee's
membership  consists  of Messrs.  Scharf  (Chair),  Bauer,  Houser and King.  As
further  described  below,  Mr. Scharf is  considered  an  Interested  Director.
Messrs. Bauer and King, who also serve as officers of the Company,  participated in recommending to the Board Company's  Compensation  Policy.  The  Compensation
Committee Charter provides that the Corporate  Governance/Compensation Committee
may  form  and  delegate  its   responsibilities   to  subcommittees,   and  the
Compensation  Committee  Charter does not contemplate (nor does it prohibit) the use of compensation consultants to assist the Corporate  Governance/Compensation
Committee in its determination of Director, officer and managers' compensation.

Audit Committee Report

     The Audit  Committee  has  reviewed  and  discussed  the audited  financial statements  for Fiscal Year 2007 with  management  and  discussed  other matters related to the audit with the independent  auditors.  Management  represented to the Audit Committee that the Company's  consolidated  financial  statements were prepared in accordance  with  accounting  principles  generally  accepted in the
United States of America. The Audit Committee

                                       13

met with the independent  auditors,  with and without  management  present,  and discussed  with the  independent  auditors  matters  required to be discussed by
Statement on Auditing  Standards  No. 61, as amended  (Communication  with Audit
Committees).  The independent  auditors also provided to the Audit Committee the written  disclosures  and the letter  required by  Independence  Standards Board
Standard No. 1 (Independence  Discussions with Audit Committees),  and the Audit
Committee discussed with the independent auditors the firm's independence.

     Based  upon the  Audit  Committee's  discussions  with  management  and the independent  auditors,  and the Audit Committee's  review of  representations of management and the report of the  independent  auditors to the Audit  Committee, the Audit Committee  recommended  that the Company's Board of Directors  include the audited  financial  statements in the Company's Annual Report to Members for
Fiscal Year 2007.

                                        AUDIT COMMITTEE:
                                        Michael K. Guttau, Chair
                                        Ted Bauer
                                        Karol King

Independent Public Accountant Fees and Services

         The  following  table  presents  fees  paid for  professional  services rendered by the Company's  independent  public  accountants for Fiscal Year 2007 and for the Company's fiscal year ended September 30, 2006 ("Fiscal Year 2006"):

             Fee Category                Fiscal Year 2007 Fees           Fiscal Year 2006 Fees
-----------------------------------   ----------------------------    ----------------------------
                                                $82,055                           $0
Audit Fees
                                                  $0                              $0
Audit-Related Fees
                                                $21,273                           $0
Tax Fees
                                                  $0                              $0
All Other Fees
                                      ----------------------------    ----------------------------
                                               $103,328                           $0
Total Fees

     Audit Fees are for professional services rendered by McGladrey & Pullen LLP
("McGladrey")  for the audit of the Company's  annual  financial  statements and review of the interim  financial  statements  included in quarterly  reports and services that are normally  provided by McGladrey in connection  with  statutory and regulatory filings or engagements.  In Fiscal Year 2007, these fees included the audit of the Company's annual financial statements for Fiscal Year 2007, the re-audit of the Company's annual  financial  statements for Fiscal Year 2006 and assistance in connection  with the Company's  Registration  Statement on Form 10 filed with the SEC.

     Audit-Related  Fees  are  for  assurance  and  related  services  that  are reasonably  related to the  performance  of the audit or review of the Company's financial  statements  and are not reported  under "Audit Fees." These  services include accounting consultations in connection with acquisitions,  consultations concerning financial accounting and reporting standards. The Company did not pay any fees for such services in Fiscal Year 2007 or Fiscal Year 2006.

     Tax Fees are for professional services rendered by RSM McGladrey,  Inc., an affiliate  of  McGladrey,  for tax  compliance,  tax advice and tax planning and include  preparation  of federal  and state  income tax  returns,  and other tax research, consultation, correspondence and advice.

     All Other Fees are for services other than the services reported above. The
Company  did not pay any fees for such  other  services  in Fiscal  Year 2007 or
Fiscal Year 2006.

     The Audit  Committee has concluded the provision of the non-audit  services listed above is compatible with maintaining the independence of McGladrey.

                                       14

Policy  on Audit  Committee  Pre-Approval  of Audit  and  Permissible  Non-Audit
Services of Independent Auditors

     The  Audit  Committee  pre-approves  all audit  and  permissible  non-audit services  provided by the Company's  independent  auditors.  These  services may include audit services, audit-related services, tax services and other services.
Pre-approval  is generally  provided for up to one year and any  pre-approval is detailed as to the  particular  service or category of services and is generally subject to a specific  budget.  The  independent  auditors  and  management  are required to periodically  report to the Audit Committee  regarding the extent of
services   provided  by  the  independent   auditors  in  accordance  with  this
pre-approval,  and the fees  for the  services  performed  to  date.  The  Audit
Committee may also pre-approve particular services on a case-by-case basis.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors  voted in favor of the  appointment  of McGladrey to serve as the Company's  independent  public accountants for the Company's fiscal year ending September 30, 2008. A representative  of McGladrey is expected to be present at the 2008 Annual Meeting with an opportunity to make a statement,  and will be available to respond to appropriate questions.

                  MEMBER PROPOSALS FOR THE 2009 ANNUAL MEETING

     Under the Company's Operating  Agreement,  Members may nominate persons for election as Directors of the same Series, but in the case of Series A Directors,
Series A Members  must notify the  Secretary  of the Company in writing not less than 120 days prior to the one year anniversary of the date on which the Company
first  mailed  its  proxy   materials  for  the  prior  year's  annual  meeting.
Accordingly,  Members  desiring to nominate a Director  for election at the 2009
Annual  Meeting of Members must give  written  notice of the  nomination  to the
Secretary  of the Company not later than  November  14,  2008.  As the Board may provide by resolution,  the Company's proxies will have discretionary  authority to vote with respect to any matter that may be  presented  at an annual  meeting which  does not comply  with  these  notice  requirements.  Members'  nomination notices must contain the specific information set forth in Section 5.3(d) of the
Company's Operating Agreement.  A copy of the Company's Operating Agreement will be furnished to Members  without charge upon written request to the Secretary of the Company.

     In the event a Member wishes to propose any other matter for  consideration at a meeting of the Members,  under the Company's Operating  Agreement,  Members representing  an aggregate of not less than thirty  percent  (30%) of all of the
Units may demand that the Board of Directors call a meeting of Members.

                                       15

                              MEMBER COMMUNICATION

     Any  Member  wishing to  communicate  with any of the  Company's  Directors regarding  matters  related to the  Company may  provide  correspondence  to the
Director in care of Secretary,  Southwest Iowa Renewable Energy,  LLC, 2101 42nd
Avenue,   Council  Bluffs,   IA  51501-8409.   The  Chairman  of  the  Corporate
Governance/Compensation  Committee  will review and  determine  the  appropriate
response  to  questions  from   shareholders,   including   whether  to  forward
communications  to individual  Directors.  The Independent  Directors review and approve  the  Member  communication  process  periodically  to ensure  effective communication with Members.

                       EXPENSES OF SOLICITATION OF PROXIES

     In addition to the use of the mails,  proxies may be  solicited by personal interview  and  telephone  by  directors,  officers  and other  employees of the
Company,  who will not receive  additional  compensation for such services.  The
Company  has not  employed  any party to  solicit  proxies  for the 2008  Annual
Meeting. The costs of this solicitation will be borne by the Company.

                                PERIODIC REPORTS

     The Company's  financial  statements and related financial  information are contained in the Company's  Annual  Report to Members for Fiscal Year 2007.  The
Annual Report accompanies this Proxy Statement,  but is not deemed a part of the proxy soliciting material.

     Please date, sign and return the proxy at your earliest  convenience in the enclosed  envelope.  No postage is required for mailing in the United States.  A prompt return of your proxy will be  appreciated  as it will save the expense of further mailings and telephone solicitations.

                                  By Order of the Board of Directors

                                  Ted Bauer,
                                  Secretary

Council Bluffs, Iowa
March  14, 2008